U.S. Global Investors Funds
Supplement Dated October 17, 2008
to the Statement of additional information (SAI) Dated October 1, 2008
The following paragraph replaces the paragraph under the base advisory fee schedule located on page 86 of the SAI:
The Adviser has contractually limited total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) to not exceed 1.75% for the All American Fund, 1.75% for the Holmes Growth Fund, 1.85% for the Global MegaTrends Fund, 1.50% for the Gold and Precious Metals Fund, 1.50% for the World Precious Minerals Fund, 1.50% for Global Resources Fund, 2.25% for the Eastern European Fund, 2.50% for the Global Emerging Markets Fund, 2.00% for the China Region Fund, 0.70% for the Tax Free Fund, 0.45% for the Near-Term Tax Free Fund, 0.45% for the U.S. Government Securities Savings Fund, and 1.00% for the U.S. Treasury Securities Cash Fund on an annualized basis through September 30, 2009.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE